SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. N/A)

Filed by the registrant    ☒

Filed by a party other than the registrant    ☐

Check the appropriate box:

☐ Preliminary proxy statement	☐ Confidential, For Use of the Commission Only(as permitted by Rule 14a-6(e)(2)
☒ Definitive proxy statement
☐ Definitive additional materials
☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

CNB BANCORP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):

☒    No fee required

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐    Fee paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

CNB BANCORP, INC.

11407 Windsor Blvd.

P.O. Box 100

Windsor, VA 23487

(757) 242-4422

June 25, 2003

To the Shareholders of CNB Bancorp, Inc.:

You are cordially invited to attend the special meeting of shareholders of CNB Bancorp, Inc. (the “Company”) to be held at the Windsor Ruritan Club, on Tuesday, August 12, 2003 at 11:00 a.m.

The attached notice of the special meeting and proxy statement describes the formal business to be transacted at the meeting.

We cannot take any action at the meeting unless the holders of a majority of the outstanding shares of common stock of the Company are represented, either in person or by proxy. Therefore, whether or not you plan to attend the meeting, please mark, date, and sign the enclosed proxy card, and return it to the Company in the envelope provided as soon as possible.

Returning the proxy card will not deprive you of your right to attend the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

Sincerely,

/s/ Douglas A. Chesson

Douglas A. Chesson

President and Chief Executive Officer

CNB BANCORP, INC.

11407 Windsor Blvd.

P.O. Box 100

Windsor, VA 23487

(757) 242-4422

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 12, 2003

To the Shareholders of CNB Bancorp, Inc.:

The Special Meeting of Shareholders of CNB Bancorp, Inc. will be held on Tuesday, August 12, 2003 at 11:00 a.m. at the Windsor Ruritan Club for the following purposes:

(1)	To approve the CNB Bancorp, Inc. 2003 Stock Incentive Plan; and

(2)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on June 25, 2003, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

By Order of the Board of Directors,

/s/ Douglas A. Chesson

Douglas A. Chesson

President and Chief Executive Officer

June 25, 2003

CNB BANCORP, INC.

11407 Windsor Blvd.

P.O. Box 100

Windsor, VA 23487

(757) 242-4422

PROXY STATEMENT FOR SPECIAL MEETING DATED JUNE 25, 2003

INTRODUCTION

Time and Place of the Meeting

The Board of Directors of CNB Bancorp, Inc. (the “Company”) is furnishing this proxy statement in connection with its solicitation of proxies for use at the special meeting of shareholders to be held on Tuesday, August 12, 2003 at 11:00 a.m. at the Windsor Ruritan Club, and at any adjournments of the meeting.

Record Date and Mail Date

The close of business on June 25, 2003 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about June 25, 2003.

Number of Shares Outstanding

As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $.01 par value, authorized, of which 561,137 shares were issued and outstanding, and 1,000,000 shares of preferred stock, no par value, authorized, of which no shares were issued and outstanding. Each issued and outstanding share of common stock is entitled to one vote on all matters presented at the meeting.

VOTING AT THE ANNUAL MEETING

Proposals to Be Considered

Shareholders will be asked to approve the CNB Bancorp, Inc. 2003 Stock Incentive Plan. The Board of Directors recommends that you vote for approval of the proposal.

Shareholders may also be asked to vote on other matter properly brought before the shareholders at the special meeting.

Procedures for Voting by Proxy

If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted for the approval of the proposed stock incentive plan and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting.

You can revoke your proxy at any time before it is voted by delivering to Douglas A. Chesson, President and Chief Executive Officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

Quorum.    A quorum will be present at the meeting if a majority of the outstanding shares of common stock are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

Abstentions.    A shareholder who is present in person or by proxy at the special meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the special meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given proposal unless the proposal being voted upon requires the affirmative vote of at least a specific percentage of the shares outstanding and entitled to vote. In such a case, abstentions will count as votes against the proposal.

Broker Non-Votes.    Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies for which brokers fail to vote on one or more proposals are referred to as “broker non-votes” with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority unless the matter being voted upon requires the affirmative vote of at least a specific percentage of the shares outstanding and entitled to vote. In such a case, broker non-votes will count as votes against the proposal.

Approval Requirements.    Approval of the CNB Bancorp, Inc. 2003 Stock Incentive Plan, and any other matter that may properly come before the special meeting, requires more votes for than against its approval. Abstentions and broker non-votes will not be counted as votes against any proposal and will, therefore, have no effect on the outcome of a proposal.

SOLICITATION OF PROXIES

The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

PROPOSAL: APPROVAL OF THE

CNB BANCORP, INC. 2003 STOCK INCENTIVE PLAN

Description of the CNB Bancorp, Inc. 2003 Stock Incentive Plan

The specific language of the CNB Bancorp, Inc. 2003 Stock Incentive Plan is set forth in Appendix A and may be referred to in this proxy statement as the “stock incentive plan.”

General.    CNB Bancorp, Inc. 2003 Stock Incentive Plan provides the Company with the flexibility to grant incentive stock options and non-qualified stock options to our directors, executive officers and other individuals employed by the Company or its subsidiaries for the purpose of giving them a proprietary interest in and encouraging them to remain involved with the Company and/or the Bank. As of the date of this proxy statement, there was a pool of approximately 22 persons (comprised of the employees and directors of the Company and Citizens National Bank) eligible to receive equity-based awards under the terms of the stock incentive plan. The Board of Directors has reserved 84,170 shares of common stock, an amount equal to 15% of the shares of Company stock outstanding on the record date of the special meeting, for issuance under the stock incentive plan. The number of shares reserved for issuance may be adjusted in the event of a stock split, recapitalization or similar event as described in the stock incentive plan.

Administration.    The stock incentive plan is administered by the Company’s compensation committee. The committee members are appointed by the Board of Directors, which considers the standards contained in both Section 162(m) of the Internal Revenue Code and Rule 16(b)(3) under the Securities Exchange Act when appointing members to the committee. The committee will have the authority to grant awards under the stock incentive plan, to determine the terms of each award, to interpret the provisions of the stock incentive plan, and to make all other determinations that it may deem necessary or advisable to administer the stock incentive plan.

The stock incentive plan permits the committee to grant stock options to eligible persons. The committee determines, within the limits of the stock incentive plan, the number of shares of common stock subject to an option,

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to whom an option is granted, the exercise price and forfeiture or termination provisions of each option. A holder of a stock option generally may not transfer the option during his or her lifetime.

Option Terms.    The stock incentive plan provides for the incentive stock options and non-qualified stock options. The committee will determine whether an option is an incentive stock option or a non-qualified stock option when it grants the option, and the option will be evidenced by an agreement describing the material terms of the option. The maximum number of shares of common stock with respect to which options may be granted during any one-year period to any participant may not exceed 45,000.

The committee determines the exercise price of an option. The exercise price of an option may not be less than the fair market value of the common stock on the date of the grant, or (in the case of incentive stock options) less than 110% of the fair market value if the participant owns more than 10% of the outstanding common stock of the Company or its affiliates. When the incentive stock option is exercised, the Company will be entitled to place a legend on the certificates representing the shares of common stock purchased upon exercise of the option to identify them as shares of common stock purchased upon the exercise of an incentive stock option. The committee may permit the exercise price to be paid in cash or through a cashless exercise executed through a broker. The committee may authorize Company financing to assist participants in paying the exercise price and may make cash awards designed to cover tax obligations of participants that result from the receipt or exercise of a stock option.

The committee determines the times and circumstances under which each option becomes exercisable, subject to certain limitations specified in the stock incentive plan.

The committee will also determine the term of an option which may not exceed ten years. Additionally, any incentive stock option granted to a participant who owns more than 10% of the outstanding common stock of the Company or its affiliates will not be exercisable more than five years after the date the option is granted. Subject to any further limitations in the applicable agreement, if a participant’s employment is terminated, an incentive stock option will expire and become unexercisable no later than three months after the date of termination of employment. If, however, termination of employment is due to death or disability, one year may be substituted for the three-month period. Incentive stock options are also subject to the further restriction that the aggregate fair market value, determined as of the date of the grant, of common stock as to which any incentive stock option first becomes exercisable in any calendar year is limited to $100,000 per recipient. If incentive stock options covering common stock with a value in excess of $100,000 first become exercisable in any one calendar year, the excess will be non-qualified options. For purposes of determining which options, if any, have been granted in excess of the $100,000 limit, options will be considered in the order they were granted.

Termination of Options.    The terms of particular options may provide that they terminate, among other reasons, upon the holder’s termination of employment or other status with the Company or any affiliate, upon a specified date, upon the holder’s death or disability, or upon the occurrence of a change in control of the Company or the Bank. An agreement may provide that if the holder dies or becomes disabled, the holder’s estate or personal representative may exercise the option. The committee may, within the terms of the stock incentive plan and the applicable agreement, cancel, accelerate, pay or continue an option that would otherwise terminate for the reasons discussed above.

Certain Reorganizations.    The stock incentive plan provides for appropriate adjustment, as determined by the committee, in the number and kind of shares and the exercise price subject to unexercised options in the event of any change in the outstanding shares of common stock by reason of any subdivision or combination of shares, payment of a stock dividend or other increase or decrease in the number of outstanding shares effected without the receipt of consideration. In the event of certain corporate reorganizations, the committee may, within the terms of the stock incentive plan and the applicable agreement, assume, substitute, cancel (with or without consideration), accelerate, remove restrictions or otherwise adjust the terms of an option.

Amendment and Termination of the Plan.    The Board of Directors has the authority to amend or terminate the stock incentive plan. The Board of Directors is not required to obtain shareholder approval to amend or terminate the stock incentive plan, but may condition any amendment or termination of the stock incentive plan upon shareholder approval if it determines that shareholder approval is necessary or appropriate under tax, securities, or other laws. The board’s action may not adversely affect the rights of a holder of a stock option without the holder’s consent.

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Federal Income Tax Consequences.    The following discussion outlines generally the federal income tax consequences of participation in the stock incentive plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the stock incentive plan.

•	Incentive Stock Options. A participant who exercises an incentive stock option will not be taxed when he or she exercises the option or a portion of the option. Instead, the participant will be taxed when he or she sells the shares of common stock purchased upon exercise of the incentive stock option. The participant will be taxed on the difference between the price he or she paid for the common stock and the amount for which he or she sells the common stock. If the participant does not sell the shares of common stock prior to two years from the date of grant of the incentive stock option and one year from the date the common stock is transferred to him or her, any gain will be a capital gain, and the Company will not be entitled to a corresponding deduction. If the participant sells the shares of common stock at a gain before that time, the difference between the amount the participant paid for the common stock and the lesser of its fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income and the Company will be entitled to a corresponding deduction. If the participant sells the shares of common stock for less than the amount he or she paid for the stock prior to the one- or two-year period indicated, no amount will be taxed as ordinary income, and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant’s liability for, the alternative minimum tax.

•	Non-Qualified Options. A participant will not recognize income upon the grant of a non-qualified option or at any time before the exercise of the option or a portion of the option. When the participant exercises a non-qualified option or portion of the option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and the Company will then be entitled to a corresponding deduction.

Depending upon the time period for which shares of common stock are held after exercise of a non-qualified option, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of such shares when the non-qualified option was exercised.

Special rules apply to a participant who exercises a non-qualified option by paying the exercise price, in whole or in part, by the transfer of shares of common stock to the Company and to a participant who is subject to the reporting requirements of sections 16 of the Securities Exchange Act of 1934, as currently in effect.

Anticipated Issuance of Options Under the CNB Bancorp, Inc. 2003 Stock Incentive Plan

As of the date of this proxy statement, the Board of Directors intended to grant under the stock incentive plan, subject to shareholder approval of the plan, a total of 28,057 shares to the Company’s President and Chief Executive Officer in connection with the terms of his employment agreement, as shown below:

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	NEW PLAN BENEFITS CNB Bancorp, Inc. 2003 Stock Incentive Plan
Name and Position	Dollar Value ($)	Number of Shares

Douglas A. Chesson, President and CEO	0(1)	28,057

Executive Group Total	0	28,057

Non-Executive Director Group	0	0

Non-Executive Officer Employee Group	0	0

(1)	The dollar value is listed at zero given to the fact that the shares underlining the options anticipated to be granted to the named executive officers will be subject to an exercise prices set at no less than the fair market value of the Company’s common stock at the time of grant and the stock options to be granted will be non-transferrable.

In the event the above options are awarded under the proposed stock incentive plan, we expect that there will be 56,113 reserved shares remaining under the plan for issuance to other qualifying persons.

As disclosed in the Company’s registration statement on Form SB-2, as amended, filed with the Securities and Exchange Commission, the Company may issue up to 102,500 shares in connection with warrants granted to the Company’s organizers. It was expected that the shares underlying warrants granted would be issued under the stock incentive plan. However, we have elected to issue these warrants (and their underlying shares of common stock if and when exercised) separate and apart from the stock incentive plan. Accordingly, any shares issued to organizers in connections with warrants granted by the Company will not impact the number of shares reserved under the stock incentive plan.

Recommendation

The Board of Directors of the Company believes that the adoption of the CNB Bancorp, Inc. 2003 Stock Incentive Plan is in the best interests of the Company and its shareholders and recommends that you vote for the approval of the CNB Bancorp, Inc. 2003 Stock Incentive Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information for 2002 and 2001 with regard to compensation for services rendered in all capacities to the Company by its President and Chief Executive Officer, Doug Chesson. Currently, no other executive officer, as defined by applicable rules promulgated by the Securities Exchange Commission under the Securities Exchange Act, is employed by the Company. All compensation paid to date has been paid by CNB Bancorp, LLC.

Annual Compensation
Name and Title of Executive Officer	Year	Salary		Bonus	Other Annual Compensation
Doug Chesson, President and Chief Executive Officer	2002 2001(1)	$ $	75,000 34,375	— —	$ $	4,500 1,875	(2) (2)

(1)	July – December 31, 2001.
(2)	Includes contributions to 401(k) plan.

Employment Agreement

We have negotiated the terms of an employment agreement with Doug Chesson, under which Mr. Chesson will serve as President and Chief Executive Officer of the Company and Citizens National Bank. All parties intend

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to execute the agreement upon the opening of Citizens National Bank. Under the terms of the agreement, Mr. Chesson’s compensation will include:

•	A base salary of $75,000 per year until the opening of Citizens National Bank, at which time his salary will increase to $92,000 per year;

•	A cash bonus of $12,000 upon the opening of Citizens National Bank;

•	Eligibility to receive an annual incentive bonus based on the net income of Citizens National Bank;

•	Incentive stock options to purchase 5% of the number of shares of common stock sold in this offering at an exercise price of $10.00 per share; and

•	Other customary benefits such as health and life insurance, use of an automobile, travel expenses and membership to business and social organizations.

The initial term of the employment agreement is three years. At the end of the initial three-year term, the agreement will be renewable for one-year periods upon the mutual agreement of Mr. Chesson and the Company. The Company may terminate Mr. Chesson’s employment at any time for “cause,” which is defined in the agreement as, among other things, disability, dishonesty, willful disregard or gross neglect in relation to the duties, interests and/or obligations that Mr. Chesson owes to the Company. However, Mr. Chesson may only be terminated for “cause” upon the affirmative vote of at least 51% of the members of our board of directors. Upon any termination for “cause,” Mr. Chesson will not be entitled to any severance compensation. Additionally, Mr. Chesson may resign his employment at any time without liability by providing 90 days’ prior written notice. Upon his resignation, Mr. Chesson will not receive any severance compensation upon the expiration of the 90-day notice period. Additionally, upon a change of control of the Company as defined in his agreement, Mr. Chesson will be entitled to severance compensation in an amount equal to 2.99 times his annual base salary in the event that he is terminated without cause within the first six months following a change of control, or if he resigns during the six month period following the change of control because he was not given reasonably equivalent duties and responsibilities.

The agreement also provides generally that for a period of twelve months following the termination of Mr. Chesson’s employment, he will not compete with us in the banking business or solicit our customers or employees. These non-competition and non-solicitation provisions will not apply following a change of control as defined in the agreement.

Director Compensation

We do not intend to compensate the directors of the Company and Citizens National Bank separately for their services as directors until net profits of the Company and Citizens National Bank exceed their net losses since inception on a cumulative basis. Thereafter, the Company and Citizens National Bank will adopt reasonable compensatory policies for their directors.

Organizing Directors’ Shares and Warrants

It is expected that the Company will issue to each organizing director a warrant to purchase one share of common stock for each share the organizer purchases in the Company’s initial public offering for which they are the beneficial holder, up to an aggregate of 102,500 shares. These warrants will generally vest in increments over four years and will be exercisable at a price of $10.00 per share.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership Table

The following table indicates the number of shares beneficially owned by the Company’s directors and executive officers, as of June 25, 2003. Information relating to beneficial ownership of the Company is based upon “beneficial ownership” concepts set forth in rules promulgated under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,”

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which includes the power to dispose or to direct the disposition of such security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days of June 25, 2003. Except as set forth below, the Company knows of no person who owns or controls, directly or indirectly, in excess of five percent of the outstanding common stock of the Company.

Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Class I Directors:
Chesson, Douglas A.(2)	11,300	2.01%
Darden, J. Larry	11,500	2.05%
Laine, James E.	20,000	3.56%
Smith, Michael G.	16,606	2.96%
Tyler, G. Stewart	12,800	2.28%

Class II Directors:
Brown, Judy B.	16,900	3.01%
Dalton, Clem E.	11,450	2.04%
Demsko, Harold F.	17,750	3.16%
Pope, William E.	13,750	2.45%
Worrell, Gene E.	12,750	2.27%

Class III Directors:
Brown, Allen E.	11,250	2.00%
O’Connell, Susan W.	12,250	2.18%
Patterson, Marcia C.	11,250	2.00%
Scheimberg, Gerald D.	11,750	2.09%
Executive Officer:
Jerry D. Bryant	2,000	*
All Directors and Executive Officers as a Group (15 persons)	193,306	34.45%
Five Percent Shareholders:
Tommy J. Duncan	31,750	5.66%

(*)	Less than 1%.
(1)	Percentages are based on 561,137 shares outstanding, plus the number of shares beneficially owned by the named persons in connection with the vested portion of his or her exercisable option and/or warrant.
(2)	Mr. Chesson is also the President and Chief Executive Officer of the Company and Citizens National Bank.

RELATED PARTY TRANSACTIONS

The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest. These transactions take place on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, these transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.

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SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Shareholder proposals submitted for consideration at the Company’s 2004 annual meeting of shareholders must be received by the Company no later than December 31, 2003, to be included in the 2004 annual meeting proxy materials. A shareholder must notify the Company before February 2, 2004 of a proposal for the 2004 annual meeting which the shareholder intends to present other than by inclusion in the Company’s proxy material. If the Company does not receive such notice prior to February 2, 2004, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.

OTHER MATTERS

The Board of Directors of the Company knows of no other matters that may be brought before the special meeting. If, however, any matter other than the approval of the stock incentive plan should properly come before the shareholders at the special meeting, votes will be cast pursuant to the proxies submitted in accordance with the best judgment of the proxy holders.

Whether or not you plan to attend the special meeting, please complete, sign, date and return the enclosed proxy card promptly. A pre-addressed envelope has been provided for that purpose. No additional postage is required if the proxy card is mailed in the United States.

June 25, 2003

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APPENDIX A

CNB BANCORP, INC.

2003

STOCK INCENTIVE PLAN

CNB BANCORP, INC.

2003 STOCK INCENTIVE PLAN

SECTION 1 DEFINITIONS

1.1    Definitions.    Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

(a)    “Affiliate”    means

(1)    any Subsidiary or Parent;

(2)    an entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, as determined by the Company; or

(3)    any entity in which the Company has such a significant interest that the Company determines it should be deemed an “Affiliate,” as determined in the sole discretion of the Company.

(b)    “Bank” means Citizens National Bank.

(c)    “Board of Directors” means the board of directors of the Company.

(d)    “Cause” has the same meaning as provided in the employment agreement between the Participant and the Company or Affiliate(s) on the date of Termination of Service, or if no such definition or employment agreement exists, “Cause” means conduct amounting to (1) fraud or dishonesty against the Company or Affiliate(s); (2) Participant’s willful misconduct, repeated refusal to follow the reasonable directions of the Board of Directors or knowing violation of law in the course of performance of the duties of Participant’s service with the Company or Affiliate(s); (3) repeated absences from work without a reasonable excuse; (4) repeated intoxication with alcohol or drugs while on the Company’s or Affiliate(s)’ premises during regular business hours; (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty; or (6) a breach or violation of the terms of any agreement to which Participant and the Company or Affiliate(s) are party.

(e)    “Change in Control” has the same meaning as provided in the employment agreement between the Participant and the Company or Affiliate(s), or if no such definition or employment agreement exists, “Change in Control shall mean any one of the following events which may occur after the date the Stock Incentive is granted:

(1)    the acquisition by any individual, entity or “group,” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a “Person”) of beneficial ownership (within the meaning of Rule 13-d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Company or the Bank where such acquisition causes any such Person to own fifty percent (50%) or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors;

(2)    within any twelve-month period, the persons who were directors of the Company or the Bank immediately before the beginning of such twelve-month period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors of the Company or the Bank; provided that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to the Board of Directors of the Company or the Bank by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director;

(3)    a reorganization, merger or consolidation, with respect to which persons who were the stockholders of the Company or the Bank immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities; or

(4)    the sale, transfer or assignment of all or substantially all of the assets of the Company or the Bank to any third party.

(f)    “Code” means the Internal Revenue Code of 1986, as amended.

(g)    “Committee” means the committee appointed by the Board of Directors to administer the Plan pursuant to Plan Section 2.3. If the Committee has not been appointed, the Board of Directors in its entirety shall constitute the Committee.

(h)    “Company” means CNB Bancorp, Inc., a corporation organized under the laws of the Commonwealth of Virginia.

(i)    “Disability” has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or an Affiliate for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

(j)    “Disposition” means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

(k)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)    “Fair Market Value” with regard to a date means:

(1)    the price at which Stock shall have been sold on that date or the last trading date prior to that date as reported by the national securities exchange selected by the Committee on which the shares of Stock are then actively traded or, if applicable, as reported by the NASDAQ Stock Market;

(2)    if such market information is not published on a regular basis, the price of Stock in the over-the-counter market on that date or the last business day prior to that date as reported by the NASDAQ Stock Market or, if not so reported, by a generally accepted reporting service; or

(3)    if Stock is not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal.

For purposes of Paragraphs (1) and (2) above, the Committee may use the closing price as of the applicable date or the average of the high and low prices as of the applicable date. For purposes of Paragraph (3) above, the Board of Directors may use the price averaged over a period certain ending on such date, the price determined at the time the transaction is processed, the tender offer price for shares of Stock, or any other method which the Committee determines is reasonably indicative of the fair market value.

(m)    “Incentive Stock Option” means an incentive stock option, as defined in Code Section 422, described in Plan Section 3.2.

(n)    “Nonqualified Stock Option” means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

(o)    “Option” means a Nonqualified Stock Option or an Incentive Stock Option.

(p)    “Over 10% Owner” means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than ten percent (10%) of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(q)    “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(r)    “Participant” means an individual who receives a Stock Incentive hereunder.

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(s)    “Plan” means the CNB Bancorp, Inc. 2003 Stock Incentive Plan.

(t)    “Stock” means the Company’s common stock, $.01 par value.

(u)    “Stock Incentive Agreement” means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

(v)    “Stock Incentives” means, collectively, Incentive Stock Options and Nonqualified Stock Options.

(w)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A “Subsidiary” shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations or rulings thereunder.

(x)    “Termination of Service” means the termination of the service relationship, whether employment or otherwise, between a Participant and the Company and any Affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

SECTION 2 THE STOCK INCENTIVE PLAN

2.1    Purpose of the Plan.    The Plan is intended to (a) provide incentives to officers, employees and directors of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees and directors by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding key personnel.

2.2    Stock Subject to the Plan.    Subject to adjustment in accordance with Section 5.2, 84,170 shares of Stock (the “Maximum Plan Shares”) are hereby reserved exclusively for issuance upon exercise or payment pursuant to Stock Incentives. At such times as the Company is subject to Section 16 of the Exchange Act, at no time shall the Company have outstanding Stock Incentives subject to Section 16 of the Exchange Act and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

2.3    Administration of the Plan.    The Plan shall be administered by the Committee. The Committee shall consist of at least two members of the Board of Directors. During those periods that the Company is subject to the provisions of Section 16 of the Exchange Act, the Board of Directors shall consider whether each Committee member should qualify as an “outside director” as defined in Treasury Regulations Section 1.162-27(e) as promulgated by the Internal Revenue Service and a “non-employee director” as defined in Rule 16b(3)(b)(3) as promulgated under the Exchange Act. The Committee shall have full authority in its discretion to determine the officers, employees and directors of the Company or its Affiliates to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions shall be final and binding on all Participants. Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

The Committee shall select one of its members as chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

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2.4    Eligibility and Limits. Stock Incentives may be granted only to officers, employees and directors of the Company or any Affiliate; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Nonqualified Stock Option(s). During such periods as required by Code Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance-based compensation, the maximum number of shares of Stock with respect to which Options may be granted during any calendar year to an employee may not exceed 45,000, subject to adjustment in accordance with Section 5.2. If, after grant, the exercise price of an Option is reduced, the transaction shall be treated as the cancellation of the Option and the grant of a new Option. If an Option is deemed to be cancelled as described in the preceding sentence, the Option that is deemed to be cancelled and the Option that is deemed to be granted shall both be counted against the Maximum Plan Shares and the maximum number of shares for which Options may be granted to an employee during any calendar year.

SECTION 3 TERMS OF STOCK INCENTIVES

3.1    General Terms and Conditions.

(a)    The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2, as to the total number of shares available for grants under the Plan. If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

(b)    Each Stock Incentive shall be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Incentive Agreement shall be subject to the terms of the Plan and any provision in a Stock Incentive Agreement that is inconsistent with the Plan shall be null and void.

(c)    The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms of, and satisfaction of any conditions applicable to, the grant of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

(d)    The Committee may provide in any Stock Incentive Agreement (or subsequent to the award of a Stock Incentive but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock Incentive shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed three (3) months (the “Change in Control Price”). For purposes of this Subsection, any Option shall be cashed out on the basis of the excess, if any, of the Change in Control Price over the Exercise Price to the extent the Option is then exercisable in accordance with the terms of the Option and the Plan.

(e)    Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement.

(f)    Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the Participant, by the personal representative of the Participant’s estate or if no personal representative has been appointed, by the successor in interest determined under the Participant’s will.

3.2    Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Nonqualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a

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Nonqualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company’s stockholders. All Options shall provide that the primary federal regulator of the Company or the Bank may require a Participant to exercise an Option in whole or in part if the capital of the Company or the Bank falls below minimum requirements and shall further provide that, if the Participant fails to so exercise any such portion of the Option, that portion of the Option shall be forfeited.

(a)    Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the “Exercise Price”) per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted. With respect to each grant of a Nonqualified Stock Option, the Exercise Price per share shall be no less than the Fair Market Value.

(b)    Option Term. The term of an Option shall be as specified in the applicable Stock Incentive Agreement; provided, however that any Option granted to a Participant shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

(c)    Payment. Payment for all shares of Stock purchased pursuant to the exercise of an Option shall be made in cash or, if the Stock Incentive Agreement provides, in a cashless exercise through a broker. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

(d)    Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable by the Participant or any other designated person, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary. Notwithstanding the foregoing, no Option granted prior to the third anniversary of the date the Bank opens for business shall contain provisions which allow the Option to become vested and exercisable at a rate faster than in equal one-third increments commencing with the first anniversary of the Option’s grant date.

(e)    Termination of Incentive Stock Option Status. With respect to an Incentive Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate and become unexercisable no later than three (3) months after the date of termination of employment; provided, however, that in the case of a holder whose termination of employment is due to death or Disability, up to one (1) year may be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

(f)    Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

3.3    Treatment of Awards Upon Termination of Service. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine. The portion of any

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award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

SECTION 4 RESTRICTIONS ON STOCK

4.1    Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant’s name, but, if the Stock Incentive Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the “Custodian”). Each applicable Stock Incentive Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Incentive Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Incentive Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

4.2    Restrictions on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement.

SECTION 5 GENERAL PROVISIONS

5.1    Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding obligation in cash, by tendering shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise or, if the applicable Stock Incentive Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding obligation arising from exercise or payment of a Stock Incentive (a “Withholding Election”). A Participant may make a Withholding Election only if both of the following conditions are met:

(a)    The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

(b)    Any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

5.2    Changes in Capitalization; Merger; Liquidation.

(a)    The number of shares of Stock reserved for the grant of Options, the maximum number of shares of Stock for which Options may be granted to any employee during any calendar year, the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option, and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

(b)    In the event of any merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in the capital structure of the Company or its Stock (including any Change in Control) or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger,

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consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in capital structure or tender offer, including, without limitation; the assumption of other awards, the substitution of new awards, the adjustment of outstanding awards (with or without the payment of any consideration), the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in the capital structure of the Company or its Stock or tender offer for shares of Stock or the termination of outstanding awards in exchange for the cash value, as determined in good faith by the Committee of the vested and/or unvested portion of the award. The Committee’s general authority under this Section 5.2 is limited by and subject to all other express provisions of the Plan. Any adjustment pursuant to this Section 5.2 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive.

(c)    The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

5.3    Cash Awards.    The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

5.4    Compliance with Code.    All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such a manner as to effectuate that intent.

5.5    Right to Terminate Service.    Nothing in the Plan or in any Stock Incentive Agreement shall confer upon any Participant the right to continue as an employee, director, organizer or officer of the Company or affect the right of the Company to terminate the Participant’s services at any time.

5.6    Restrictions on Delivery and Sale of Shares; Legends.    Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

5.7    Non-Alienation of Benefits.    Other than as specifically provided herein, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

5.8    Termination and Amendment of the Plan.    The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of the Participant under such Stock Incentive.

5.9    Stockholder Approval.    The Plan must be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors.

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5.10    Choice of Law.    The laws of the Commonwealth of Virginia shall govern the Plan, to the extent not preempted by federal law.

5.11    Effective Date of the Plan.    The Plan was approved by the Board of Directors as of May 20, 2003 and will be effective as of that date.

CNB BANCORP, INC.

By:	/s/ Douglas A. Chesson

Title:	President & Chief Executive Officer

ATTEST:

/s/ Susan W. O’Connell

Secretary

[SEAL]

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CNB BANCORP, INC.

PROXY

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, AUGUST 12, 2003

The undersigned hereby appoints G. Stewart Tyler or Douglas A. Chesson, as proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the Common Stock of CNB Bancorp, Inc. (the “Company”), which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders (the “Special Meeting”) to be held on August 12, 2003 at the Windsor Ruritan Club, and at any adjournments thereof, upon the proposal described in the accompanying Notice of the Special Meeting and the Proxy Statement relating to the Special Meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction to the contrary is indicated, it will be voted for the above proposals. Discretionary authority is hereby conferred as to all other matters which may come before the Special Meeting.

(OVER)

PROPOSAL:    To approve the CNB Bancorp, Inc. 2003 Stock Incentive Plan:

☐ FOR                         ☐ AGAINST                         ☐ ABSTAIN

Signature(s) of Shareholder(s)

Name(s) of Shareholders(s)

Date: , 2003
(Be sure to date your Proxy)

Please mark, sign and date this Proxy, and return it in the enclosed pre-addressed envelope. No postage is necessary. If stock is held in the name of more than one person, all must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE RETURN PROXY AS SOON AS POSSIBLE